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                                                                   Exhibit 10.88

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "AGREEMENT") dated as of September 25, 2003, is by and among NATIONAL EDUCATION LOAN NETWORK, INC. "DEBTOR" and M&I MARSHALL & ILSLEY BANK, as agent for itself and the other Secured Parties, as that term is defined in the Credit Agreement described below (the "AGENT").


                                R E C I T A L S:

                  The Debtor and NELNET, INC., as borrowers (collectively, "BORROWERS"), are entering into that certain Credit Agreement dated of even date herewith with M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (such agreement, as it may be amended or otherwise modified from time to time, herein the "CREDIT AGREEMENT"). The execution and delivery of this Agreement is a condition to the Bank's entering into the Credit Agreement and making the extensions of credit thereunder.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make the Loans under the Credit Agreement and the other Secured Parties to extend credit to Borrowers, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:


                           "COLLATERAL" has the meaning specified in SECTION 2.1
of this Agreement.

                           "GENERAL INTANGIBLES" means any "GENERAL
         INTANGIBLES," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and rights of the Debtor to retrieve data and other information from third parties; (b) contract rights including, without limitation, all right, title and interest in and to the Servicing Contracts and any documentation pursuant to which any of the other Collateral was acquired which include, without limitation, the following: (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, (iv) all rights of the Debtor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, and (v) any rights to Liens arising under or as a result of any such agreement; (c) all rights of the Debtor to

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         payment under letters of credit and similar agreements, including without limitation, all letter of credit rights and other supporting obligations; (d) choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, including without limitation, all commercial tort claims; (e) rights and claims of the Debtor under warranties and indemnities; (f) rights of the Debtor under any insurance, surety or similar contract or arrangement; and (g) all payment intangibles.

                           "OBLIGATIONS" means all "OBLIGATIONS" (as such term is defined in the Credit Agreement); provided that the obligations secured hereby shall be limited to an aggregate amount equal to the largest amount that would not render the Debtor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

                           "PROCEEDS" means any "PROCEEDS," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority); (c) all instruments, documents, chattel paper and general intangibles received or arising in connection with a disposition of Collateral; (d) all dividends or other distributions relating to any of the Collateral; and (e) any and all other amounts or property from time to time paid, payable, distributed or distributable under, in connection with or in exchange for any of the Collateral and all other payment intangibles relating thereto.

                           "SERVICING CONTRACT" means an arrangement, whether or not in writing, pursuant to which the Debtor has the right to service Student Loans for other Persons.

                           "UCC" means the Uniform Commercial Code as in effect in the State of Wisconsin from time to time. For purposes of all provisions of this agreement, if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC' means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

                  Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "SECTIONS," "SUBSECTIONS," "EXHIBITS" and "SCHEDULES" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and

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regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II

                                SECURITY INTEREST

                  Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns to the Agent, and grants to the Agent a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "COLLATERAL"):

                           (a) all rights of the Debtor under all Servicing Contracts now owned or hereafter acquired by the Debtor;

                           (b) all rights of the Debtor to receive payments under or by virtue of the Servicing Contracts described in clause (b) preceding, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation of termination of any such Servicing Contract, or otherwise;

                           (c) all General Intangibles of the Debtor relating to or arising out of the Collateral described in clauses (a) and (b) preceding;

                           (d) all rights of the Debtor under any Hedging Agreement now or hereafter entered into by the Debtor to protect the Debtor against changes in the value of any of the Collateral described in clauses (a), (b) and (c) preceding; and

                           (e) all products and Proceeds, in cash or otherwise, of any of the Collateral described in clauses (a), (b), (c) and (d) preceding.

                  Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Bank to enter into the Credit Agreement and the other Secured Parties to extend credit to the Borrowers, the Debtor represents and warrants to the Bank and the other Secured Parties that:

                  Section 3.1 Current Servicing Contracts. Attached hereto as
SCHEDULE 3.1 is a true and complete list of all of its Servicing Contracts in effect on the date hereof. Each of the Servicing Contracts listed in SCHEDULE
3.1 contain provisions that are consistent with those set forth in the form of Agreement attached hereto as SCHEDULE 3.1A, except that the life of loan servicing provision found in SECTION 1.2 of SCHEDULE 3.1A appears only in the Servicing Contracts so noted. The termination, indemnification, and liability provision of each Servicing Contract listed in SCHEDULE 3.1 are substantially similar to those provisions contained in SCHEDULE 3.1A.

                  Section 3.2 Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business, chief executive office and jurisdiction of organization are located at the place or places identified for it on SCHEDULE
3.2. Within the last four months it has not had any other chief place of business, chief executive office, or jurisdiction of organization except as disclosed on SCHEDULE 3.2. SCHEDULE 3.2 also sets forth all other places where it keeps its books and records relating to the Collateral. It does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.2. Its United States Federal Income Tax I.D. Number and organizational number is identified on SCHEDULE 3.2.

                  Section 3.3 Ownership of Collateral. It is the legal and equitable owner of the Collateral owned by it, free and clear of all Liens, except the Lien created hereby.

                  Section 3.4 Validity of Service Contracts. Each Servicing Contract is in full force and effect, each Servicing Contract is legal, valid, and enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and general principles of equity, and, to the best of its knowledge, no default or event of default exists under any Servicing Contract that could have a Material Adverse Effect.

                  Section 3.5 Consents; Status. No consent or approval of any Person, including any Governmental Authority, is required for it to execute, deliver and perform this Agreement, or for the validity and enforceability of the Lien and security interest in the Collateral created hereby, that in each case has not been obtained and is not in full force and effect. It is approved by, and qualified and in good standing with, all Governmental Authorities necessary for it to service the Student Loans under the Servicing Contracts.

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                                   ARTICLE IV

                                    COVENANTS

                  The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all commitments under the Credit Agreement have expired or have been terminated:

                  Section 4.1 Payment Obligations. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each obligor on the Collateral, as and when due, any and all amounts owing under the Collateral. Without the prior written consent of the Agent, it shall not, except in the ordinary course of business, (a) grant any extension of time for any payment with respect to any of the Collateral, (b) compromise, compound, or settle any of the Collateral for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Collateral, (d) allow any credit or discount for payment with respect to any of the Collateral, or (e) release any Lien or guaranty securing any payment obligation under the Collateral.

                  Section 4.2 Further Assurances. At any time and from time to time, upon the request of the Agent, and at its sole expense, it shall, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Agent: (a) authorize the Agent to file such financing statements as the Agent may from time to time require; (b) take such action as the Agent may request to permit the Agent to have control over any investment property; (c) deliver to the Agent all Collateral the possession of which is necessary to perfect its security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (d) execute and deliver to the Agent such other agreements, documents and instruments as the Agent may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

                  Section 4.3 Corporate Changes. It shall not change its name, identity, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax I.D. Number unless such action is permitted or not restricted by the Credit Agreement and it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect its security interest in the Collateral with the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

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                  Section 4.4 Performance of Servicing Contracts. It will, at its expense: (a) perform and observe all of the material terms and provisions of the Servicing Contracts to be performed or observed by it in accordance with their terms and with applicable laws and regulations of Governmental Authorities, maintain the Servicing Contracts in full force and effect, enforce the Servicing Contracts in accordance with their respective terms, and take all action to such end as may be from time to time reasonably requested by the Agent and (b) from time to time (1) furnish to the Agent such information and requests regarding the Servicing Contracts as the Agent may reasonably request and (2) upon reasonable request of the Agent make to any other party to any Servicing Contract such demands and requests for information and reports or for action as it is entitled to make thereunder.

                  Section 4.5 Modification to Servicing Contracts. It will not amend or otherwise modify the terms and conditions of any Servicing Contract if such amendment or modification could have a Material Adverse Effect.

                                    ARTICLE V

                               RIGHTS OF THE AGENT

                  Section 5.1 POWER OF ATTORNEY. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN AN EVENT OF DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE AGENT THE POWER AND RIGHT ON ITS BEHALF AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN AN EVENT OF DEFAULT EXISTS, WITH NOTICE TO THE DEBTOR BUT WITHOUT THE CONSENT OF THE DEBTOR:

                           (a) to demand, sue for, collect or receive, in the name of it or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                           (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                           (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

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                           (d)      (A) to direct account debtors and any other
         parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (the Debtor agrees that if any Proceeds of any Collateral shall be received by it after such a direction from the Agent, it shall promptly deliver such Proceeds to the Agent with any necessary endorsements, and until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by it for the benefit of the Agent and shall not be commingled with any other of its funds or property); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any assignments, proxies, stock powers, verifications and notices in connection with accounts or payment obligations and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against it with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (H) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (I) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (J) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

                  THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH
SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

                  Section 5.2 Assignment by the Agent. The Agent may at anytime assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Agent, herein or otherwise.

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                                   ARTICLE VI

                          DEFAULT, RIGHTS AND REMEDIES

                  If an Event of Default exists, the Agent shall have the following rights and remedies:

                           (a) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to it, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at anyplace designated by the Agent that is reasonably convenient to it and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full to the extent provided in the Loan Documents. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement. The Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                           (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                           (c) The Agent may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of it to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

                           (d) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                           (e) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Agent and respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

                  Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS,

WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT OPAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Debtor and the Agent.

                  Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

                  Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America.

                           Section 7.6 Headings. The headings, captions, and
arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                  Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent or the Bank to rely upon them.

                  Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  Section 7.9 Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

                  Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Bank shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

                  Section 7.12 Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any of the Loan Documents; or (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; any exchange, release, or non-perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

                  Section 7.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                           DEBTOR:

                                           NATIONAL EDUCATION LOAN NETWORK, INC.

                                           By: /s/ Terry Heimes
                                              Name: Terry Heimes
                                              Title: Chief Financial Officer

                                           AGENT:

                                           M&I MARSHALL & ILSLEY BANK,
                                           as Agent for the Secured Parties

                                           By: /s/ Jude M. Carlin
                                              Name: Jude M. Carlin
                                              Title: Vice President



  [Signature Page to National Education Loan Network, Inc. Security Agreement]

                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                      CURRENT FFELP LOAN SERVICING CLIENTS

                                      None.

                                  SCHEDULE 3.1A
                                       TO
                               SECURITY AGREEMENT

                          LOAN APPLICATION PROCESSING,
                      DISBURSEMENT AND SERVICING AGREEMENT

                                       N/A

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

   OFFICE LOCATIONS; FICTITIOUS NAMES; TAX I.D. NUMBER; ORGANIZATIONAL NUMBER

OFFICE LOCATIONS:

121 South 13th Street, Suite 201, Lincoln, NE 68508

NAMES:

         Current Name:                    NATIONAL EDUCATION LOAN NETWORK, INC.

         Prior Names:                     NELNET, INC.

         Fictitious Names:                None

TAX PAYER I.D. NO.:

47-0828363